Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of September 15, 2008, among Elite Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "PURCHASER" and collectively the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1  DEFINITIONS.  In addition to the terms  defined  elsewhere in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

                  "ACQUIRING PERSON" shall have the meaning ascribed to such term in Section 4.6.

                  "ACTION"  shall  have the  meaning  assigned  to such  term in
         Section 3.1(j).

                  "ACTION BY SHAREHOLDERS" means action by the shareholders of the Company approving the Authorized Share Approval in a manner that complies with applicable Delaware General Corporation Law, as amended.

                  "ACTUAL MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and shares of Series D Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Series D Preferred Stock are held until the 5th anniversary of the Closing Date and all dividends are paid in shares of Common Stock until such 5th anniversary.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "AMENDMENT" means the amendment to the Company's certificate of incorporation, and a restatement thereof, that increases the number of authorized shares of Common Stock from 150,000,000 shares to 200,000,000 shares.

                  "AUTHORIZED SHARE APPROVAL" means the vote by the shareholders of the Company to approve the Amendment and the filing by the Company of the Amendment with the Secretary of State the State of Delaware and the acceptance of the Amendment by the Secretary of State the State of Delaware.

                  "AUTHORIZED SHARE APPROVAL DATE" means the date when all of the actions set forth in the definition of the Authorized Share Approval have been completed.

                  "BOARD OF DIRECTORS" means the board of directors of the Company.

                  "BUSHIDO"  shall  have the  meaning  ascribed  to such term in
         Section 5.2.

                  "BUSINESS DAY" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "CERTIFICATE OF DESIGNATION" means the Certificate of Designation of Preferences, Rights and Limitations of Series D 8% Convertible Preferred Stock of the Company to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in the form of EXHIBIT A attached hereto.

                  "CLOSING" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

                  "CLOSING   DATE"  means  the  Trading  Day  when  all  of  the
         Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

                  "COMMISSION" means the United States Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, par value US$0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

                  "COMMON STOCK EQUIVALENTS" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                  "COMPANY COUNSEL" means Reitler, Brown, & Rosenblatt LLC with offices located at 800 Third Avenue, New York, NY 10022.

                  "CONVERSION PRICE" shall have the meaning assigned to such term in the Certificate of Designation.

                  "DISCLOSURE SCHEDULES" shall have the meaning assigned to such term in Section 3.1.

                  "DISCUSSION TIME" shall have the meaning assigned to such term in Section 3.2 (f).

                  "EFFECTIVE DATE" means the earlier of (a) the effective date of a Registration Statement registering the resale of all of the Underlying Shares and (b) the date on which the Underlying Shares issuable pursuant to the Transaction Documents may be sold under Rule 144 without (i) the requirements for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and (ii) volume or manner-of-sale restrictions (assuming for purposes of this clause (b) that all Warrant Shares will be issued pursuant to the cashless exercise provision of Section 2(c) of the Warrants), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, if such opinion letter is required by the Transfer Agent, addressed and acceptable to the Transfer Agent and the Purchasers.

                  "ESCROW AGENT" shall have the meaning ascribed to such term in
         Section 2.1

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "EXCHANGE  ELECTION   NOTIFICATION"  shall  have  the  meaning
         assigned to such term in Section 4.16.

                  "EXCHANGE RIGHT" shall have the meaning assigned to such term in Section 4.16.

                  "EXCHANGE SHARES" shall have the meaning assigned to such term in Section 4.16.

                  "EXCHANGE WARRANTS" shall have the meaning assigned to such term in Section 4.16.

                  "EXEMPT ISSUANCE" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, (c) securities issued pursuant to a "STRATEGIC TRANSACTION" defined as acquisitions or strategic transactions approved by a majority of the disinterested directors, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in, or an individual that operates, a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) up to a maximum of 1,500,000 shares of Common Stock or Common Stock Equivalents (subject to adjustment for reverse and forward splits and the like) in any rolling 12 month period issued to consultants, vendors, financial institutions or lessors in connection with services (including the provision of Permitted Indebtedness) provided by such Persons referred to in this clause (d) but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and provided that none of such shares may be registered for sale or resale by any of such holders; (e) securities issued as a dividend or distribution any of the Securities pursuant to the terms of the Transaction Documents and (f) securities issued in connection with any stock split, stock dividend or recapitalization of the Common Stock.

                  "EXISTING PREFERRED STOCK" means the issued and outstanding shares of Series B Preferred Stock and Series C Preferred Stock.

                  "EXISTING  PREFERRED  STOCKHOLDER  CONSENT"  means the written consent of the holders of at least 70% of the outstanding Existing Preferred Stock to (a) the transactions contemplated in the Transaction Documents; (b) the exchange of the Existing Preferred Stock for Series D Preferred Stock at a rate equal to one share of Series D Preferred Stock for each share of Existing Preferred Stock held by the Qualifying Purchasers; (c) the exchange of the Original Warrants for Exchange Warrants, exercisable, in the aggregate, for the same number of shares of Common Stock as the Original Warrants held by the Qualifying Purchasers; (d) the waiver of the anti-dilution protection provisions of the holders Existing Preferred Stock pursuant to the Series B Certificate and Series C Certificate with respect to the exchange of Existing Preferred for Series D Preferred Stock and Original Warrants for Exchange Warrants; and (e) the amendment of the Series B Certificate and the Series C Certificate, respectively, to (1) extend the date upon which the dividend rate increases from 8% to 15% from April 24, 2009 to the third anniversary of the Closing Date, (2) provide that the Series D Preferred Stock shall rank as to distribution of assets upon a Liquidation senior to the Company's outstanding Existing Preferred Stock and Junior Securities, (3) to the extent that the forced conversion price of the Existing Preferred Stock exceeds the then applicable conversion price of the Existing Preferred Stock, change the price at which the Company may force a conversion of shares of the Series B Preferred Stock and Series C Preferred Stock to the conversion price of the Series D Preferred Stock pursuant to Section 8(a) of the Certificate of Designation, (4) change the price at which the Existing Preferred Stock may be redeemed pursuant to an optional redemption under each of the Series B Certificate and the Series C Certificate to be consistent with the terms for an optional redemption of the Series D Preferred Stock pursuant to Section 8(b) the Certificate of Designation, (5) change the weighted average anti-dilution protection of the Existing Preferred Stock from narrow-based anti-dilution protection to broad-based anti-dilution protection, (6) delete the automatic redemption of the Existing Preferred Stock upon the occurrence of certain Triggering Events (as such term is defined in the Series B Certificate and the Series C Certificate), (7) decease the affirmative vote of the holders of the then outstanding shares of Existing Preferred Stock, voting as a single class, required to take certain actions delineated in Section 4 of each of the Series B Certificate and the Series C Certificate from 70% to 50% of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock, and (8) decease the affirmative written consent of the holders of the then outstanding shares of Existing Preferred Stock, voting as a single class, required to take certain actions delineated in Section 10 of each of the Series B Certificate and the Series C Certificate from 70% to 50% of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock.

                  "FDA" shall have the meaning ascribed to such term in Section 3.1(jj).

                  "FDCA" shall have the meaning ascribed to such term in Section 3.1(jj).

                  "FWS" means Feldman Weinstein & Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

                  "GAAP" shall have the meaning assigned to such term in Section 3.1(h).

                  "INITIAL CONVERSION PRICE" means US$0.20.

                  "INTELLECTUAL PROPERTY RIGHTS" shall have the meaning assigned to such term in Section 3.1(o).

                  "LEGEND REMOVAL DATE" shall have the meaning ascribed to such term in Section 4.1(c).

                  "LIENS" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

                  "LOST SECURITIES INDEMNITY" shall have the meaning assigned to such term in Section 4.16.

                  "MATERIAL ADVERSE EFFECT" shall have the meaning assigned to such term in Section 3.1(b).

                  "MATERIAL PERMITS" shall have the meaning assigned to such term in Section 3.1(m).

                  "MIDSUMMER"  shall have the  meaning  ascribed to such term in
         Section 5.2.

                  "ORIGINAL WARRANTS" shall have the meaning assigned to such term in Section 4.16.

                  "OUTSTANDING PREFERRED STOCK" means the outstanding shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock collectively.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PHARMACEUTICAL PRODUCT" shall have the meaning ascribed to such term in Section 3.1(jj).

                  "PRE-NOTICE"  shall have the meaning  assigned to such term in
         Section 4.11(b).

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PUBLIC INFORMATION FAILURE" shall have the meaning ascribed to such term in Section 4.2(b).

                  "PUBLIC INFORMATION FAILURE PAYMENTS" shall have the meaning ascribed to such term in Section 4.2(b).

                  "PURCHASER PARTY" shall have the meaning ascribed to such term in Section 4.9.

                  "QUALIFYING PURCHASER" means any Purchaser who (a) holds shares of Series B Preferred Stock and/or Series C Preferred Stock and
         (b) purchases shares of Series D Preferred Stock pursuant to this Agreement with a stated value of at least the lesser of (x) US$400,000 and (y) 20% of the aggregate stated value of the shares of Series B Preferred Stock and/or Series C Preferred Stock then held by such Purchaser.

                  "REGISTRATION STATEMENT" means a registration statement filed pursuant to Section 4.19, registering the resale, by the Purchasers, of all of the Underlying Shares.

                  "REQUIRED APPROVALS" shall have the meaning assigned to such term in Section 3.1(e).

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC REPORTS" shall have the meaning  assigned to such term in
         Section 3.1(h).

                  "SECURITIES" means the Series D Preferred Stock, the Warrants, the Exchange Warrants, the Warrant Shares and the Underlying Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SERIES B CERTIFICATE" means the Certificate of Designation of Preferences, Rights and Limitations of Series B 8% Convertible Preferred Stock of the Company filed by the Company with the Secretary of State of Delaware.

                  "SERIES B PREFERRED STOCK" means the issued and outstanding shares of Series B Preferred Stock, par value $0.01 per share, of the Company.

                  "SERIES B PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated March 16, 2006, by and between the Company and each of the purchasers identified on the signature pages thereto.

                  "SERIES C CERTIFICATE" means the Certificate of Designation of Preferences, Rights and Limitations of Series C 8% Convertible Preferred Stock of the Company filed by the Company with the Secretary of State of Delaware.

                  "SERIES C PREFERRED STOCK" means the issued and outstanding shares of Series C Preferred Stock, par value $0.01 per share, of the Company.

                  "SERIES C PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated April 24, 2007 or July 17, 2007, as applicable, by and between the Company and each of the of the purchasers identified on the signature pages thereto.

                  "SERIES D PREFERRED STOCK" means the up to 30,000 shares of the Company's Series D 8% Convertible Preferred Stock issuable hereunder including the shares of the Company's Series D 8% Convertible Preferred Stock issuable pursuant to Section 4.16 hereof, having the rights, preferences and privileges set forth in the Certificate of Designation, in the form of EXHIBIT A hereto.

                  "SHAREHOLDER APPROVAL" means such approval as may be required by the applicable rules and regulations of the American Stock Exchange (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

                  "SHORT SALES" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act.

                  "STATED VALUE" means US$1,000 per share of Series D Preferred Stock.

                  "SUBSCRIPTION AMOUNT" shall mean, as to each Purchaser, the aggregate amount to be paid for the Securities purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in immediately available funds.

                  "SUBSEQUENT FINANCING" shall have the meaning assigned to such term in Section 4.11(a).

                  "SUBSEQUENT FINANCING NOTICE" shall have the meaning assigned to such term in Section 4.11(b).

                  "SUBSIDIARY" means any entity in which the Company holds greater than 50% of voting securities, each of which is set forth on
         SCHEDULE 3.1(A) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

                  "SURRENDERED SECURITIES" shall have the meaning assigned to such term in Section 4.16.

                  "TRADING DAY" means a day on which the Common Stock is traded on a Trading Market.

                  "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Bulletin Board.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Certificate of Designation, the Warrants and the Voting Agreements.

                  "TRANSFER AGENT" means Jersey Transfer and Trust Company.

                  "UNDERLYING SHARES" means the shares of Common Stock issued and issuable upon conversion of the Series D Preferred Stock, upon exercise of the Warrants, upon exercise of the Exchange Warrants and issued and issuable in lieu of the cash payment of dividends on the Series D Preferred Stock in accordance with the terms of the Certificate of Designation.

                  "VARIABLE RATE TRANSACTION" shall have the meaning ascribed to such term in Section 4.18(b).

                  "VOTING AGREEMENTS" means the written agreement, in the form of EXHIBIT C attached hereto, of all of the officers, directors and stockholders holding more than 10% of the issued and outstanding shares of Common Stock on the date hereof to vote all Common Stock over which such Persons have voting control as of the record date for the meeting of stockholders of the Company in favor of Authorized Share Approval and Shareholder Approval.

                  "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

                  "WARRANTS" means collectively the Common Stock purchase warrants, in the form of EXHIBIT B, delivered to the Purchasers at the Closing in accordance with Section 2.2(a)(v) (and Section 2.2(a)(vi), if applicable) hereof along with the Exchange Warrants, which Exchange Warrants shall be exercisable immediately and have a term of exercise equal to 5 years with an exercise price equal to US$0.25 per share, subject to adjustment therein.

                  "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants and the Exchange Warrants.

                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 CLOSING. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and Purchasers agree to purchase, in the aggregate, severally and not jointly, up to US$5,000,000 of shares of Series D Preferred Stock with an aggregate Stated Value equal to such Purchaser's Subscription Amount and Warrants as determined by pursuant to Section 2.2(a). The aggregate number of shares of Series D Preferred Stock sold hereunder shall be up to 5,000. Each Purchaser shall deliver to American Stock Transfer & Trust Company (the "ESCROW AGENT") as escrow agent, via wire transfer or a certified check of immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser their respective shares of Series D Preferred Stock and Warrants as determined pursuant to Section 2.2(a) and the other items set forth in Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company Counsel, or such other location as the parties shall mutually agree.

         2.2 DELIVERIES.

                  (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

                           (i) this Agreement duly executed by the Company;

                           (ii) a legal opinion of Company Counsel,  in form and
                  substance reasonably acceptable to such Purchaser;

                           (iii) a certificate  evidencing a number of shares of
                  Series D Preferred Stock equal to such Purchaser's Subscription Amount divided by the Stated Value, registered in the name of such Purchaser;

                           (iv) a  certificate  evidencing a number of shares of
                  Series D Preferred Stock, if required pursuant to Section 4.16, registered in the name of such Purchaser;

                           (v) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 200% of such Purchaser's Subscription Amount divided by the initial Conversion Price;

                           (vi) a Warrant registered in the name of such Purchaser, if required pursuant to Section 4.16;

                           (vii) the Voting Agreements;

                           (viii) a  certificate,  duly  executed  by its  Chief
                  Executive Officer, certifying as to the satisfaction of the conditions set forth in Section 2.3(b); and

                           (ix) a certificate  executed by its Secretary  having
                  attached   thereto   (i)   the   Company's    Certificate   of
                  Incorporation, certified by the Secretary of State of the State of Delaware, as in effect at the Closing Date, (ii) the Company's By-Laws as in effect at the Closing Date, (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby, and (iv) good standing certificate with respect to the Company from the Secretary of State of the State of Delaware.

                  (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

                           (i) this Agreement  duly executed by such  Purchaser;
                  and

                           (ii) such Purchaser's Subscription Amount by wire transfer to the Escrow Agent escrow account as specified in writing by the Escrow Agent.

                  (c) On the Closing Date, the Company shall deliver or cause to be delivered to each Qualifying Purchaser a certificate representing the number of shares of Exchange Shares and the Exchange Warrants the Company is required to deliver pursuant to Section 4.16.

                  (d) On the Closing Date, each Qualifying Purchaser shall deliver or cause to be delivered to the Company the following:

                           (i) an Exchange Election Notification;

                           (ii) the  Surrendered  Securities  or, to the  extent
                  necessary, the Lost Securities Indemnity.

         2.3 CLOSING CONDITIONS.

                  (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

                           (i) the accuracy in all material  respects  when made
                  and on the Closing Date of the representations and warranties of the Purchasers contained herein, other than representation and warranties that are qualified by "Material Adverse Affect" or "materiality" which shall be true and correct in all respects;

                           (ii) all obligations, covenants and agreements of the
                  Purchasers and Qualifying Purchasers required to be performed at or prior to the Closing Date shall have been performed;

                           (iii) the delivery by the Purchasers of the items set
                  forth in Section 2.2(b) of this Agreement;

                           (iv) in the event that any Qualifying Purchaser elects to exercise his, her or its Exchange Right, the delivery by such Qualifying Purchasers of the items set forth in Section 2.2(d) of this Agreement; and

                           (v) the delivery by the requisite holders of Existing
                  Preferred Stock of the Existing Preferred Stockholder Consent.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

                           (i) the  accuracy  in all  material  respects  on the
                  Closing Date of the representations and warranties of the Company contained herein, other than representation and warranties that are qualified by "Material Adverse Affect" or "materiality" which shall be true and correct in all respects;

                           (ii) all obligations, covenants and agreements of the
                  Company required to be performed at or prior to the Closing Date shall have been performed;

                           (iii) the  delivery  by the  Company of the items set
                  forth in Section 2.2(a) of this Agreement;

                           (iv) in the event that any Qualifying Purchaser elects to exercise his, her or its Exchange Right, the delivery by the Company of the items set forth in Section 2.2(c) of this Agreement;

                           (v) there shall have been no Material  Adverse Effect
                  with respect to the Company since the date hereof;

                           (vi) the Company  shall have  obtained all  requisite
                  governmental approval, if any, required to consummate the transactions contemplated herein; and

                           (vii) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company's principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Series D Preferred Stock at the Closing.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the disclosure schedules delivered to the Purchasers concurrently herewith (the "DISCLOSURE SCHEDULES"), which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to each Purchaser:

                  (a) SUBSIDIARIES. All of the direct and indirect Subsidiaries of the Company are set forth on SCHEDULE 3.1(A). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then all other references in the Transaction Documents to the Subsidiaries or any of them will be disregarded.

                  (b) ORGANIZATION AND QUALIFICATION. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or
         (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, subject to the Authorized Share Approval, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
         (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

                  (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the Existing Preferred Stockholder Consent, (ii) the filings required pursuant to
         Section 4.5, (iii) the filing with the Commission of the Registration Statement, (iv) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (v) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (vi) Shareholder Approval (collectively, the "REQUIRED APPROVALS").

                  (f)  ISSUANCE  OF THE  SECURITIES.  The  Securities  are  duly authorized  and,  when  issued  and  paid  for in  accordance  with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the
         Transaction Documents. Subject to the Authorized Share Approval, the Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. After the Authorized Share Approval, the Company will reserve from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Actual Minimum on the date hereof.

                  (g) CAPITALIZATION. The capitalization of the Company is as set forth on SCHEDULE 3.1(g). Except as set forth in SCHEDULE 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Except as set forth on SCHEDULE 3.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transaction contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as set forth on SCHEDULE 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth in SCHEDULE 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. Subject to the Authorized Share Approval, all of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Other than the Shareholder Approval, Authorized Share Approval, and the Existing Preferred Stockholder Consent, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as set forth in SCHEDULE 3.1(g), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) MATERIAL CHANGES; UNDISCLOSED EVENTS, LIABILITIES OR DEVELOPMENTS. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report or as set forth in SCHEDULE 3.1(I) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting,
         (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

                  (j) LITIGATION. Except as set forth in SCHEDULE 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or
         (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k)  LABOR  RELATIONS.  No labor  dispute  exists  or,  to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (l) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

                  (m) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) TITLE TO ASSETS. Except as set forth on SCHEDULE 3.1(n), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

                  (o) PATENTS AND TRADEMARKS.  The Company and the  Subsidiaries
         have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company's registered, or applied for, Intellectual Property Rights have expired or terminated or have been abandoned, or are expected to expire or terminate or expected to be abandoned within three years of the date of this Agreement. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened against the Company or its Subsidiaries regarding its Intellectual Property Rights, except for any claim, action or proceeding which, if determined against the Company, would not have a Material Adverse Effect.

                  (p) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage as set forth in SCHEDULE 3.1(p). Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of US$60,000 per annum other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                  (r) CERTAIN FEES. Except as set forth on SCHEDULE 3.1(r), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

                  (s) PRIVATE PLACEMENT. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

                  (t) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  (u) LISTING AND MAINTENANCE REQUIREMENTS. The Company's Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

                  (v) NO INTEGRATED OFFERING. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

                  (w) TAX STATUS. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  (x) NO GENERAL SOLICITATION. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

                  (y) FORM S-3 ELIGIBILITY. The Company is eligible to register the resale of the Underlying Shares for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

                  (z) SARBANES-OXLEY; INTERNAL ACCOUNTING CONTROLS. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.

                  (aa)  APPLICATION  OF  TAKEOVER  PROTECTIONS.   The  Company's
         certificate of incorporation and by-laws, copies of which have been provided to you, contain no provision relating to any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision. The Board of Directors has not taken any action in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Delaware General Corporation Law that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (bb) DISCLOSURE. Except as set forth on SCHEDULE 3.1(bb) and with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

                  (cc) SOLVENCY. Except as set forth on SCHEDULE 3.1(cc), based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof. Except as set forth on SCHEDULE 3.1(cc), the Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Except as set forth on SCHEDULE 3.1(cc), the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. SCHEDULE 3.1(cc) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "INDEBTEDNESS" means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  (dd) ACCOUNTANTS. The Company's accounting firm is set forth on SCHEDULE 3.1(ee) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) has expressed its opinion with respect to the financial statements to be included in the Company's Annual Report for the year ended March 31, 2008.

                  (ee) SENIORITY. As of the Closing Date, except as set forth on
         SCHEDULE 3.1(ee), no Indebtedness or other claim against the Company is senior to the Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

                  (ff) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and, except as set forth on SCHEDULE 3.1(ff), the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents.

                  (gg) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                  (hh) ACKNOWLEDGMENT REGARDING PURCHASERS' TRADING ACTIVITY. Notwithstanding anything in this Agreement or elsewhere herein to the contrary (except for Sections 3.2(f) and 4.16 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked to agree by the Company, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities, (iii) any Purchaser, and counter-parties in "derivative" transactions to which any such Purchaser is a party, directly or indirectly, may presently have a "short" position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

                  (ii) REGULATION M COMPLIANCE. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses
         (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

                  (jj) FDA. For purposes of this SECTION 3.1(JJ), Pharmaceutical Product shall mean each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries. As of the Closing Date, neither the Company nor any of its Subsidiaries, packages, labels, tests, distributes, sells and/or markets any Pharmaceutical Product. As of the Closing Date, the Company has two Pharmaceuticals Products which it manufactures and such Pharmaceutical Products are being manufactured by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company.

                  (kk) STOCK OPTION PLANS. Each stock option granted by the Company under the Company's stock option plan was granted (i) in accordance with the terms of the Company's stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser, if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. Such Purchaser, if an individual, has legal capacity and authority to enter into and consummate the transactions contemplated by the Transaction Documents and otherwise to carry out his or her obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (b) OWN ACCOUNT. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

                  (c) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts any shares of Series D Preferred Stock or exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

                  (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offer of the Securities and other matters pertaining to such investment.

                  (e) GENERAL SOLICITATION. To the Purchaser's knowledge, such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) SHORT SALES AND CONFIDENTIALITY  PRIOR TO THE DATE HEREOF.
         Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales, in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in
         Section 4.5 ("DISCUSSION TIME"). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).


                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 TRANSFER RESTRICTIONS.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

                  [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

                  (c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any shares of Series D Preferred Stock or any portion of a Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this
         Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the "LEGEND REMOVAL DATE"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

                  (d) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

         4.2 FURNISHING OF INFORMATION.

                  (a) Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the

         Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

                  (b) At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a "PUBLIC INFORMATION FAILURE") then, in addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser's
         Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public
         Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Underlying Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as "PUBLIC INFORMATION FAILURE PAYMENTS." Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. The Company and each Purchaser agree that the maximum aggregate Public Information Failure Payments payable to a Purchaser under this Section 4.2(b) shall be 15% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                  (c) The Company agrees to send the following to each Purchaser for long so long as there is an effective Registration Statement covering the Underlying Shares, unless the following are filed with the SEC through the EDGAR system and are available to the public through the EGDAR system within one (1) Business Day after the filing thereof with the SEC, (i) a copy of its Annual and Quarterly Reports on Form 10-K, 10-KSB, 10-Q or 10-QSB, any interim report or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than Form S-8) or amendments filed pursuant to the 1933 Act, (ii) all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally.

         4.3 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.4 CONVERSION AND EXERCISE PROCEDURES. The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Certificate of Designation set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Series D Preferred Stock. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Series D Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Series D Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.5 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, no later than twenty-four hours immediately following the date hereof, issue a press release describing the material terms of the transactions contemplated hereby, and a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto. The Company shall provide the Purchasers with a draft of such press release prior to filing and provide an opportunity for comments. Each Purchaser shall consult with the Company prior to issuing any press releases with respect to the transactions contemplated hereby, and no Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except
(i) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this subclause (ii).

         4.6 SHAREHOLDER RIGHTS PLAN. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an "ACQUIRING PERSON" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

         4.7 NON-PUBLIC INFORMATION. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

         4.8 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder to fund continuing research and development activities on its lead pain products and for working capital and general corporate purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

         4.9  INDEMNIFICATION  OF PURCHASERS.  Subject to the provisions of this
Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "PURCHASER PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this

         Agreement or in the other Transaction Documents.

         4.10 RESERVATION AND LISTING OF SECURITIES.

                  (a) Prior to the Authorized Share Approval Date, the Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in an amount equal to 87,059,562, subject to reverse and forward stock splits and the like. On the business day immediately following the Authorized Share Approval Date, the Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                  (b) If, after the Authorized Share Approval Date, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 110% of (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Actual Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

                  (c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Actual Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Actual Minimum on such date on such Trading Market or another Trading Market.

                  (d) In addition, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) on or before January 31, 2009 for the purpose of obtaining Shareholder Approval and Authorized Share Approval, with the recommendation of the Board of Directors that such proposals be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposals. If the Company does not obtain Shareholder Approval and Authorized Share Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek both Shareholder Approval and Authorized Share Approval until the earlier of the date that both the Shareholder Approval and the Authorized Share Approval are obtained or the Series D Preferred Stock and Warrants are no longer outstanding.

         4.11 PARTICIPATION IN FUTURE FINANCING.

                  (a) From the date hereof until the date that the Series D Preferred Stock is no longer outstanding, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (a "SUBSEQUENT FINANCING"), each Purchaser shall have the right to purchase up to an amount of the Subsequent Financing equal to its PRO RATA share of the Common Stock or Common Stock Equivalents multiplied by the gross aggregate amount of the Subsequent Financing, on the same terms, conditions and price provided for in the Subsequent Financing. Each Purchaser's PRO RATA share is equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Series D Preferred Stock and Existing Preferred Stock (ignoring any limitations therein for such purposes) which such Purchaser is deemed to hold immediately prior to the issuance of such Common Stock or Common Stock Equivalents to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Series D Preferred Stock and Existing Preferred Stock, ignoring any limitations therein for such purposes) immediately prior to the issuance of the Common Stock or Common Stock Equivalents.

                  (b) At least 5 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("PRE-NOTICE"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "SUBSEQUENT FINANCING NOTICE"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 2 Trading Days after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person or Persons through or with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto. If requested by a Purchaser, the Company shall provide a copy of the then current drafts of the documents relating to such Subsequent Financing. This Section 4.11(b) shall not restrict or limit the ability of the Company to provide information regarding a Subsequent Financing if such delivery is in connection with the solicitation of consents or waivers relating to such Subsequent Financing.

                  (c) Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the 5th Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to purchase its PRO RATA share of the Common Stock or Common Stock Equivalents for the price and upon the terms and conditions specified in the Subsequent Financing Notice and stating the quantity of Common Stock or Common

         Stock Equivalents to be purchased, and that the Purchaser has such funds ready, willing, and available for investment. Such written notice to the Company shall be a binding obligation of such Purchaser to participate in such Subsequent Financing upon terms substantially similar to those set forth in the Subsequent Financing Notice, subject to approval by the Purchaser, in its sole discretion, of the final definitive documents and schedules thereto. If the Company receives no notice from a Purchaser as of such 5th Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

                  (d) The Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

                  (e) The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.11, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

                  (f) Notwithstanding the foregoing, this Section 4.11 shall not apply in respect of an Exempt Issuance.

         4.12 EQUAL TREATMENT OF PURCHASERS. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

         4.13 SHORT SALES AND CONFIDENTIALITY AFTER THE DATE HEREOF. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the Discussion Time and ending on the public announcement of the transactions contemplated hereby in accordance with Section 4.5. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the
Company as described in Section 4.5, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as required under this Agreement.

         4.14 FORM D; BLUE SKY FILINGS. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

         4.15  CONDUCT  OF  BUSINESS.  The  business  of  the  Company  and  its
Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

         4.16 EXCHANGE RIGHT. The Company shall offer to each Qualifying Purchaser the right to exchange (the "EXCHANGE RIGHT") (a) all, but not less than all, of the Series B Preferred Stock and Series C Preferred Stock held by such Qualifying Purchaser for shares of Series D Preferred Stock at a rate equal to one (1) share of Series D Preferred Stock for each share of Series B Preferred Stock and Series C Preferred Stock so exchanged by such Qualifying Purchaser, and (b) the warrants to purchase shares of Common Stock issued to such Qualifying Purchaser in connection with the purchase of such exchanged Series B Preferred Stock and/or Series C Preferred Stock (the "ORIGINAL WARRANTS") for replacement warrants (the "EXCHANGE WARRANTS"), in the form of the Warrants, which Exchange Warrants shall (i) be exercisable for the same aggregate number of shares of Common Stock as the Original Warrants and (ii) have a per share exercise price equal to US$0.25 (both (i) and (ii), subject to adjustment for certain events, including dividends, stock splits, combinations and the sale of Common Stock and/or Common Stock Equivalents at a price less than the then applicable Conversion Price). Except as described in clause (b) of the immediately preceding sentence, the Exchange Warrants issued to any Qualifying Purchasers electing to exercise this Exchange Right shall be identical to the Warrants. Any Qualifying Purchaser who elects to exercise this Exchange Right under this Section 4.16 shall deliver (i) written notice to the Company prior to the Closing Date (such written notice, the "EXCHANGE ELECTION NOTIFICATION"), and (ii) the certificate or certificates representing his, her or its (x) shares of Series B Preferred Stock and/or Series C Preferred Stock to be exchanged for Series D Preferred Stock pursuant to the Exchange Right under this Section 4.16, and/or (y) Original Warrants to be exchanged for Exchange Warrants pursuant to the Exchange Right under this Section 4.16 (collectively such surrendered certificates and Original Warrants, the "SURRENDERED SECURITIES"), or execute and deliver to the Company, on or before the Closing Date, an agreement reasonably satisfactory to the Company and its counsel to indemnify the Company from any loss incurred by it in connection with any lost, stolen or destroyed certificate or certificates representing such shares of Series B Preferred Stock, Series C Preferred Stock and/or Original Warrants to be exchanged for Series D Preferred Stock or Exchange Warrants, as the case may be, pursuant to the Exchange Right under this Section 4.16 (such agreement, the "LOST SECURITIES INDEMNITY"). The Company shall deliver, or cause to be delivered, on the Closing Date, to each electing Qualifying Purchaser (1) a certificate or certificates representing the number of shares of Series D Preferred Stock required to be delivered to such Qualifying Purchaser by the Company under this Section 4.16 (such shares, the "EXCHANGE SHARES") and (2) the Exchange Warrants.

         4.17 CAPITAL CHANGES. Until the third year anniversary of the date hereof, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the holders of at least 50.1% of the then outstanding shares of Series D Preferred Stock, which such consent shall include the consent of Midsummer Investment, Ltd. (together with its Affiliates, "MIDSUMMER") and Bushido Capital Master Fund LP (together with its Affiliates, "Bushido") (so long as Midsummer or Bushido, as the case may be, holds in excess of $2,000,000, in the aggregate, Stated Value of Outstanding Preferred Stock).

         4.18 SUBSEQUENT EQUITY SALES.

                  (a) From the date hereof until 90 days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents.

                  (b) From the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a Variable Rate Transaction. "VARIABLE RATE TRANSACTION" means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price, provided, however, that any transaction involving a Common Stock Equivalent shall not be deemed a "Variable Rate Transaction" solely as a result of any anti-dilution adjustment provisions. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

                  (c) Unless Shareholder Approval and Authorized Share Approval have been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the Conversion Price of the Series D Preferred Stock or Exercise Price of the Warrants, to the extent the holders of Series D Preferred Stock or Warrants would not be permitted, pursuant to of the Certificate of Designation and Warrants, to convert their respective outstanding
         Series D Preferred Stock and exercise their respective Warrants in full, ignoring for such purposes the conversion or exercise limitations therein. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

                  (d) Notwithstanding the foregoing, this Section 4.18 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

         4.19 REGISTRATION RIGHTS. If at any time after the date hereof, the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act), or their then equivalents, relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send a written notice of such determination to each Purchaser and, if within ten calendar days after the date of delivery of such notice, any such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Underlying Shares as the Purchaser requests to be registered so long as such Underlying Shares are proposed to be disposed in the same manner as those securities set forth in the Registration Statement; PROVIDED, HOWEVER, that such Purchasers will not be entitled to such registration rights with respect to the registration of Underlying Shares issuable upon exercise of the Warrants and/or Exchange Warrants; PROVIDED FURTHER, HOWEVER, if the offering is an underwritten offering and was initiated by the Company or at the request of a shareholder, and if the managing underwriters advise the Company that the inclusion of Underlying Shares requested to be included in the Registration Statement would cause an adverse effect on the success of any such offering, based on market conditions or otherwise (an "ADVERSE EFFECT"), then the Company shall be required to include in such Registration Statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (a) first, the securities of the Company and (b) second, the shares, including the Underlying Shares, of all shareholders, on a pro rata basis, requesting registration and whose shares the Company is obligated by contract to include in the Registration Statement; PROVIDED FURTHER, HOWEVER, to the extent that all of the Underlying Shares are not included in the initial Registration Statement, the Purchaser shall have the right to request the inclusion of its Underlying Shares in subsequent Registration Statements until all such Underlying Shares have been registered in accordance with the terms hereof. If the offering in which the Underlying Shares is being included in a Registration Statement is a firm commitment underwritten offering, unless otherwise agreed by the Company, the Purchaser shall sell its Underlying Shares in such offering using the same underwriters and, subject to the provisions hereof, on the same terms and conditions as the other shares of Common Stock that are included in such underwritten offering. The Company shall use its commercially reasonable efforts to cause any Registration Statement to be declared effective by the Commission as promptly as is possible following it being filed with the Commission and to remain effective until all Underlying Shares subject thereto have been sold. All fees and expenses incident to the performance of or compliance with this Section 4.19 by the Company shall be borne by the Company whether or not any Underlying Shares are sold pursuant to the Registration Statement. The Company shall indemnify and hold harmless the Purchaser, the officers, directors, members, partners, agents, brokers, investment advisors and employees of each of them, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, shareholders, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, the "LOSSES"), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included therein or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4.19, except to the extent, but only to the extent, that such untrue statements or omissions referred to in (i) above are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, or to the extent that such information relates to the Purchaser or the Purchaser's proposed method of distribution of Underlying Shares and was reviewed and expressly approved in writing by the Purchaser expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto. The rights of the Purchaser under this Section
4.19 shall survive until all Underlying Shares have been either registered under a Registration Statement or been sold pursuant to an exemption to the registration requirements of the Securities Act. The Company shall not be required to maintain the effectiveness, or file another Registration Statement pursuant to this Section 4.19, with respect to any Underlying Shares that are not subject to the current public information requirement under Rule 144 and that are eligible for resale without volume or manner-of-sale restrictions without current public information pursuant to Rule 144 promulgated by the Commission pursuant to a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 TERMINATION. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before September 30, 2008; PROVIDED, HOWEVER, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         5.2 FEES AND EXPENSES. At the Closing, the Company has agreed to reimburse Midsummer the non-accountable sum of $40,000 for its legal fees and expenses, $20,000 of which has been paid prior to the Closing. Except as set forth above, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

         5.3 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, including, but not limited to, that certain letter agreement, dated April 2007, by and among the Company, Midsummer and Bushido Capital Master Fund, LP, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.4 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         5.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company, Midsummer Investment and each Purchaser then holding at least $250,000 Stated Value of Series D Preferred Stock or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.6 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities in the minimum Stated Value of US$250,000, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the "Purchasers" (provided, however, a Purchaser shall not knowingly assign or transfer any of its Series D Preferred Stock or Warrants to an entity whose primary business operations are in direct competition with the primary business operations of the Company, without the prior written consent of the Company).

         5.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the
City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.10 SURVIVAL. The representations, warranties, covenants and other agreements contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for the applicable statue of limitations.

         5.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

         5.12 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         5.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; PROVIDED, HOWEVER, in the case of a rescission of a conversion of the Series D Preferred Stock or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

         5.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

         5.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.17 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FWS. FWS does not represent all of the Purchasers but only Midsummer. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

         5.18 CONSTRUCTION. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


ELITE PHARMACEUTICALS, INC.                  ADDRESS FOR NOTICE:
                                             -------------------

By:__________________________________        Elite Pharmaceuticals, Inc.
    Name: Bernard J. Berk                    165 Ludlow Avenue
    Title: Chief Executive Officer           Northvale, New Jersey 07647
                                             Attention: Chief Executive Officer


With a copy to (which shall not constitute notice):

Reitler Brown & Rosenblatt LLC
800 Third Avenue
21st Floor
New York, New York 10022
Attention: Scott H. Rosenblatt





                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

        [PURCHASER SIGNATURE PAGES TO ELI SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: __________________________

SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Email Address of Purchaser: ________________________________

Fax Number of Purchaser: ______________________________

Address for Notice of Purchaser:


Address for Delivery of Securities for Purchaser (if not same as above):



Subscription Amount:
Shares of Series D Preferred Stock:
Warrant Shares:
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



                           [SIGNATURE PAGES CONTINUE]

                               DISCLOSURE SCHEDULE

                                                                       EXHIBIT A

                           CERTIFICATE OF DESIGNATIONS
                                 (see attached)

                                                                       EXHIBIT B


                                 FORM OF WARRANT
                                 (see attached)